EXHIBIT 4.15.3
Dated 5 NOVEMBER 2010
AMENDMENT AGREEMENT
REYNOLDS GROUP HOLDINGS LIMITED
AS PARENT
AND
BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A.
AS THE COMPANY
AND
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
AS ADMINISTRATIVE AGENT
AND
THE BANK OF NEW YORK MELLON
AS COLLATERAL AGENT
AND
CREDIT SUISSE AG
AS THE SECURITY TRUSTEE
AND
THE BANK OF NEW YORK MELLON
AS SENIOR SECURED NOTES TRUSTEE
AND
THE BANK OF NEW YORK MELLON
AS THE HIGH YIELD NOTEHOLDERS TRUSTEE
AND
OTHERS

RELATING TO AN
INTERCREDITOR AGREEMENT
DATED 11 MAY 2007
(as amended by a letter dated 21 June 2007 and a further letter dated 29 June 2007 and as amended and restated pursuant to an amendment and restatement agreement dated 5
November 2009)

The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf-scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.

THIS AGREEMENT is dated 5 November 2010 and made between:
(1)	BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A. (formerly known as Rank Holdings I S.A.), a public limited liability company (société anonyme) incorporated under the laws of Luxembourg with registered office at 6C, Parc d’Activités Syrdall, L-5365 Munsbach, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under the number B 128592 (the “Company”);

(2)	REYNOLDS GROUP HOLDINGS LIMITED (formerly known as Rank Group Holdings Limited), a company incorporated in New Zealand with registered number 1812226 (“Parent”);

(3)	BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) II S.A. (formerly known as Rank Holdings II S.A.), a public limited liability company (société anonyme) incorporated under the laws of Luxembourg with registered office at 6C, Parc d’Activités Syrdall, L-5365 Munsbach, registered with the Luxembourg Register of Commerce and Companies under the number B 128914 (“Luxco B”);

(4)	THE COMPANIES whose names are set out in the signature pages to this Agreement under the heading “The Obligors” (the “Obligors”);

(5)	THE COMPANIES whose names are set out in the signature pages to this Agreement under the heading “Subordinated Guarantor” (the “Subordinated Guarantors”);

(6)	THE BANK OF NEW YORK MELLON as the “Collateral Agent” as appointed under the First Lien Intercreditor Agreement (as defined below);

(7)	THE BANKS AND FINANCIAL INSTITUTIONS whose names are set out in the signature pages to this Agreement under the heading “Secured Local Facility Providers” (the “Secured Local Facility Providers”);

(8)	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as the “Administrative Agent” under the Senior Facilities Agreement;

(9)	CREDIT SUISSE AG, as the “Security Trustee” for the HY Noteholders;

(10)	THE BANK OF NEW YORK MELLON, as the “Senior Secured Notes Trustee”;

(11)	THE BANK OF NEW YORK MELLON, as the “HY Noteholders Trustee”.
RECITALS:
(A)	In order to fund the Acquisition (as defined below), certain Additional Agreements (as defined in the First Lien Intercreditor Agreement) will be entered into whereby the Parent and certain subsidiaries of the Parent will incur Additional Obligations (as defined in the First Lien Intercreditor Agreement).

(B)	The Original Intercreditor Agreement (as defined below) will be amended by this Agreement to extend the benefits of certain provisions of the Original Intercreditor

Agreement to the holders of the Additional Obligations to be incurred in respect of the Acquisition and any holder of any future Additional Obligations.
IT IS AGREED as follows:
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

“Acquisition” means the acquisition of Pactiv Corporation by the Reynolds group.

“Amended Intercreditor Agreement” means the Original Intercreditor Agreement, as amended by this Agreement.

“First Lien Intercreditor Agreement” means the first lien intercreditor agreement dated 5 November 2009 between, among others, the Collateral Agent, The Bank of New York Mellon, as Senior Secured Notes Trustee, Credit Suisse as administrative agent under the Senior Facilities Agreement and the Obligors, as amended, novated, supplemented, restated, replaced or modified from time to time.

“Original Intercreditor Agreement” means the intercreditor agreement dated 11 May 2007 between the Company, and certain of its Subsidiaries, the Agent, the Security Trustee and others as amended and amended and restated from time to time prior to the date of this Agreement.

1.2	Incorporation of defined terms
(a)	Unless a contrary indication appears, a term defined in the Original Intercreditor Agreement has the same meaning in this Agreement.

(b)	The principles of construction set out in the Original Intercreditor Agreement shall have effect as if set out in this Agreement.
1.3	Clauses

In this Agreement any reference to a “Clause” or a “Schedule” is, unless the context otherwise requires, a reference to a Clause or a Schedule to this Agreement.

1.4	Third party rights

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

1.5	Designation

In accordance with the Senior Facilities Agreement, each of the Company and the Administrative Agent designate this Agreement as a Loan Document.

2.	AMENDMENT

2.1	Amendment of the Original Intercreditor Agreement

With effect from the date of this Agreement the Original Intercreditor Agreement shall be amended as set out in Schedule 1 (Amendments to Intercreditor Agreement).

3.	CONTINUITY AND FURTHER ASSURANCE

3.1	Continuing obligations

The provisions of the Original Intercreditor Agreement and the other Credit Documents (as defined in the First Lien Intercreditor Agreement) shall, save as amended by this Agreement, continue in full force and effect.

3.2	Further assurance

Each Obligor shall, at the request of the Administrative Agent or the Collateral Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

3.3	Confirmation by Obligors

Each Obligor confirms that it is party to this Agreement and the Amended Intercreditor Agreement in its capacity as a Grantor under and as defined in the First Lien Intercreditor Agreement.

4.	MISCELLANEOUS

4.1	Incorporation of terms

The provisions of clause 25 (Notices), clause 26.1 (Invalidity of any provision), clause 26.5 (Amendments to this Agreement), clause 31.3 (Consent), clause 31.4 (Service of Process) and clause 32 (Austrian Stamp Duty) of the Original Intercreditor Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to “the Agreement” are references to this Agreement.

4.2	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

5.	GOVERNING LAW AND SUBMISSION TO JURISDICTION

5.1	Governing Law

This Agreement and all non-contractual obligations arising from or connected with it are governed by English law.

5.2	Jurisdiction of English Courts
(a)	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligations arising out of or in connection with this Agreement) (a “Dispute”) and that accordingly any suit, action or proceeding (together in this clause 5 and in clause 31.2 of the Original Intercreditor Agreement as incorporated in this Agreement referred to as “Proceedings”) arising out of or in connection with this Agreement shall be brought in such courts.

(b)	The parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no party will agree to the contrary.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1
Amendments to Intercreditor Agreement
With effect from the date of this Agreement the Original Intercreditor Agreement shall be amended as follows:
(a)	Clause 1.1 (Definitions) shall be amended as follows:
(i)	the following new definitions shall be inserted in alphabetical order:

““Additional Agreement” means any Additional Agreement from time to time under the First Lien Intercreditor Agreement.”;

““Additional Obligations” means any Additional Obligations from time to time under the First Lien Intercreditor Agreement.”;

(ii)	the words “or the equivalent provision of any Additional Agreement” shall be inserted after the word “Indenture” in the definition of “Senior Payment Default”;
(b)	Sub-clause 4.2.1 (Permitted Parentco Payments and Luxco B Payments) shall be deleted and replaced in its entirety by the following:

“4.2.1 in respect of the Parentco Debt which is a payment, or is promptly used by the Parent to fund a payment that is permitted under the Senior Finance Documents;”;
(c)	Sub-clause 5.2.2 (Payment Blockage) shall be deleted and replaced in its entirety by the following:

“5.2.2 such amount is a payment, or is promptly used by the Parent to fund a payment which is permitted under the Senior Finance Documents; or”;

(d)	A new sub-Clause 26.10 shall be inserted as follows:

“26.10 Collateral Agent

For the avoidance of doubt, the rights, duties, powers and benefits of the Collateral Agent under this Agreement shall be exercised and performed in accordance with and subject to the First Lien Intercreditor Agreement.”;

(e)	The heading of Clause 27.4 (Accession of Subordinated Guarantors, Obligors, Administrative Agent, Collateral Agent, Senior Secured Notes Trustee, the HY Noteholders Trustee and Secured Local Facility Provider) shall be deleted in its entirety and replaced with the following:

“(Accession of Subordinated Guarantors, Obligors, Administrative Agent, Collateral Agent, Senior Secured Notes Trustee, HY Noteholders Trustee, Secured Local Facility Provider and applicable representative under an Additional Agreement)”;

(f)	Clause 27.4 (Accession of Subordinated Guarantors, Obligors, Administrative Agent, Senior Agent, Collateral Agent, Senior Secured Notes Trustee, the HY Noteholders Trustee and Secured Local Facility Provider) shall be amended by inserting a new paragraph 27.4.4 as follows:
“27.4.4	An applicable representative or trustee of holders of a series of Additional Obligations shall and any replacement of, or other, Collateral Agent, Senior Agent, Administrative Agent or Senior Secured Notes Trustee, shall (at the request of the Parent or Senior Agent) accede to this Agreement in such capacity by executing an Accession Agreement, and delivering the same to each of the Security Trustee, the Collateral Agent and the Senior Agent. Any such applicable representative, trustee, Collateral Agent or Administrative Agent shall become a Party upon each of the Collateral Agent, the Senior Agent and the Security Trustee (as relevant) countersigning the relevant Accession Agreement.”, so that the existing paragraph 27.4.4 is realigned to become paragraph 27.4.5; and

(g)	Paragraph 3 of the Form of Accession Agreement in Schedule 1 of the Original Intercreditor Agreement shall be amended by inserting the following words at the end of the paragraph:

“/ an applicable representative or trustee of holders of a series of Additional Obligations/ a Collateral Agent/ an Administrative Agent/ a Senior Secured Notes Trustee”.

SIGNATURES

The Parent
REYNOLDS GROUP HOLDINGS LIMITED

By:	/s/ Prudence Wyllie

Witness: /s/ Fiona Singh

Witness Name: Fiona Singh

The Company
BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A.

By:	/s/ Prudence Wyllie

LUXCO B
BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) II S.A

By:	/s/ Prudence Wyllie

The Obligors and The Subordinated Guarantors
Executed by WHAKATANE MILL AUSTRALIA PTY, LIMITED
by the party’s attorney pursuant to power of attorney
dated 6 October 2010 who states that no notice of
revocation of the power of attorney has been received
in the presence of:

/s/ Fiona Singh	/s/ Prudence Wyllie
Witness:	Attorney

Fiona Singh	Prudence Wyllie
Name of Witness	Name of Attorney

SIG BEVERAGES BRASIL LTDA

By:	/s/ Prudence Wyllie

SIG COMBIBLOC DO BRASIL LTDA

By:	/s/ Prudence Wyllie

CLOSURE SYSTEMS INTERNATIONAL (BRAZIL) SISTEMAS DE VEDAÇÃO LTDA

By:	/s/ Prudence Wyllie

CSI LATIN AMERICAN HOLDINGS CORPORATION

By:	/s/ Prudence Wyllie

CLOSURE SYSTEMS INTERNATIONAL (CANADA) LIMITED

By:	/s/ Prudence Wyllie

EVERGREEN PACKAGING CANADA LIMITED

By:	/s/ Prudence Wyllie

REYNOLDS FOOD PACKAGING CANADA INC.

By:	/s/ Prudence Wyllie

CSI CLOSURE SYSTEMS MANUFACTURING DE CENTRO AMERICA, S.R.L.

By:	/s/ Prudence Wyllie

CLOSURE SYSTEMS INTERNATIONAL (UK) LIMITED

By:	/s/ Prudence Wyllie

REYNOLDS CONSUMER PRODUCTS (UK) LIMITED

By:	/s/ Prudence Wyllie

REYNOLDS SUBCO (UK) LIMITED

By:	/s/ Prudence Wyllie

KAMA EUROPE LIMITED

By:	/s/ Prudence Wyllie

IVEX HOLDINGS, LTD.

By:	/s/ Prudence Wyllie

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (GERMANY) GMBH

By:	/s/ Prudence Wyllie

CLOSURE SYSTEMS INTERNATIONAL DEUTSCHLAND GMBH

By:	/s/ Prudence Wyllie

CLOSURE SYSTEMS INTERNATIONAL (HONG KONG) LIMITED

By:	/s/ Prudence Wyllie

SIG COMBIBLOC LTD (HONG KONG)

By:	/s/ Prudence Wyllie

EVERGREEN PACKAGING (HONG KONG) LIMITED

By:	/s/ Prudence Wyllie

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (HUNGARY) KFT.

By:	/s/ Prudence Wyllie

CSI HUNGARY KFT.

By:	/s/ Prudence Wyllie

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (JAPAN) KK

By:	/s/ Prudence Wyllie

CLOSURE SYSTEMS INTERNATIONAL JAPAN, LIMITED

By:	/s/ Prudence Wyllie

CLOSURE SYSTEMS INTERNATIONAL (LUXEMBOURG) S.À R.L.

By:	/s/ Prudence Wyllie

REYNOLDS CONSUMER PRODUCTS (LUXEMBOURG) S.À R.L.

By:	/s/ Prudence Wyllie

REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A.

By:	/s/ Prudence Wyllie

EVERGREEN PACKAGING (LUXEMBOURG) S.À R.L.

By:	/s/ Prudence Wyllie

BIENES INDUSTRIALES DEL NORTE S.A. DE C.V.

By:	/s/ Prudence Wyllie

CSI EN ENSENADA, S. DE R.L. DE C.V.

By:	/s/ Prudence Wyllie

CSI EN SALTILLO, S. DE R.L. DE C.V.

By:	/s/ Prudence Wyllie

CSI TECNISERVICIO, S. DE R.L. DE C.V.

By:	/s/ Prudence Wyllie

GRUPO CSI DE MEXICO, S. DE R.L. DE C.V.

By:	/s/ Prudence Wyllie

TECNICOS DE TAPAS INNOVATIVAS S.A. DE C.V.

By:	/s/ Prudence Wyllie

EVERGREEN PACKAGING MEXICO, S. DE R.L. DE C.V.

By:	/s/ Prudence Wyllie

REYNOLDS METALS COMPANY DE MEXICO, S. DE R.L. DE C.V.

By:	/s/ Prudence Wyllie

MAXPACK, S. DE R.L. DE C.V.

By:	/s/ Prudence Wyllie

CLOSURE SYSTEMS INTERNATIONAL B.V.

By:	/s/ Prudence Wyllie

REYNOLDS CONSUMER PRODUCTS INTERNATIONAL B.V.

By:	/s/ Prudence Wyllie

EVERGREEN PACKAGING INTERNATIONAL B.V.

By:	/s/ Prudence Wyllie

REYNOLDS PACKAGING INTERNATIONAL B.V.

By:	/s/ Prudence Wyllie

WHAKATANE MILL LIMITED

By:	/s/ Prudence Wyllie
Witness: /s/ Fiona Singh

Witness Name: Fiona Singh

SIG COMBIBLOC PROCUREMENT AG

By:	/s/ Prudence Wyllie

SIG REINAG AG

By:	/s/ Prudence Wyllie

REYNOLDS GROUP HOLDINGS INC.

By:	/s/ Helen Golding
Name: Helen Golding
Title: Secretary

REYNOLDS GROUP ISSUER INC.

By:	/s/ Helen Golding
Name: Helen Golding
Title: Secretary

REYNOLDS GROUP ISSUER LLC

By: /s/ Helen Golding
Name:	Helen Golding
Title:	Secretary

CLOSURE SYSTEMS INTERNATIONAL AMERICAS INC.

By: /s/ Helen Golding
Name:	Helen Golding
Title:	Assistant Secretary

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC.

By: /s/ Helen Golding
Name:	Helen Golding
Title:	Secretary

CLOSURE SYSTEMS INTERNATIONAL INC.

By: /s/ Helen Golding
Name:	Helen Golding
Title:	Assistant Secretary

REYNOLDS PACKAGING MACHINERY INC.

By: /s/ Helen Golding
Name:	Helen Golding
Title:	Assistant Secretary

CLOSURE SYSTEMS MEXICO HOLDINGS LLC

By: /s/ Helen Golding
Name:	Helen Golding
Title:	Assistant Secretary

CSI MEXICO LLC

By: /s/ Helen Golding
Name:	Helen Golding
Title:	Assistant Secretary

CSI SALES & TECHNICAL SERVICES INC.

By: /s/ Helen Golding
Name:	Helen Golding
Title:	Assistant Secretary

REYNOLDS CONSUMER PRODUCTS HOLDINGS INC.

By: /s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Vice-President

BAKERS CHOICE PRODUCTS, INC.

By: /s/ Helen Golding
Name:	Helen Golding
Title:	Assistant Secretary

REYNOLDS CONSUMER PRODUCTS, INC.

By: /s/ Helen Golding
Name:	Helen Golding
Title:	Assistant Secretary

REYNOLDS FOIL INC.

By: /s/ Helen Golding
Name:	Helen Golding
Title:	Assistant Secretary

REYNOLDS SERVICES INC.

By: /s/ Helen Golding
Name:	Helen Golding
Title:	Secretary

BLUE RIDGE HOLDING CORP.

By: /s/ Helen Golding
Name:	Helen Golding
Title:	Secretary

BLUE RIDGE PAPER PRODUCTS INC.

By: /s/ Helen Golding
Name:	Helen Golding
Title:	Secretary

EVERGREEN PACKAGING INTERNATIONAL (US) INC.

By: /s/ Helen Golding
Name:	Helen Golding
Title:	Secretary

EVERGREEN PACKAGING INC.

By: /s/ Helen Golding
Name:	Helen Golding
Title:	Secretary

EVERGREEN PACKAGING USA INC.

By: /s/ Helen Golding
Name:	Helen Golding
Title:	Secretary

REYNOLDS PACKAGING INC.

By: /s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Assistant Secretary

REYNOLDS PACKAGING LLC

By: /s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Assistant Secretary

REYNOLDS PACKAGING KAMA INC.

By: /s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Assistant Secretary

REYNOLDS FOOD PACKAGING LLC

By: /s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Assistant Secretary

REYNOLDS FLEXIBLE PACKAGING INC.

By: /s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Assistant Secretary

SOUTHERN PLASTICS, INC.

By: /s/ Helen Golding
Name:	Helen Golding
Title:	Assistant Secretary

ULTRA PAC, INC.

By: /s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Assistant Secretary

BRPP, LLC

By: /s/ Helen Golding
Name:	Helen Golding
Title:	Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A.

By: /s/ Prudence Wyllie

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III S.AR.L

By: /s/ Prudence Wyllie

REYNOLDS GROUP HOLDINGS LIMITED

By: /s/ Prudence Wyllie
Witness: /s/ Fiona Singh
Witness Name: Fiona Singh

SIG COMBIBLOC LIMITED (UK)

By: /s/ Prudence Wyllie

SIG HOLDINGS (UK) LIMITED

By: /s/ Prudence Wyllie

SIG AUSTRIA HOLDING GMBH

By: /s/ Prudence Wyllie

SIG COMBIBLOC GMBH (AUSTRIA)

By: /s/ Prudence Wyllie

SIG COMBIBLOC GMBH & CO KG (represented by its general partner SIG Combibloc GmbH)

By: /s/ Prudence Wyllie

SIG EURO HOLDING AG & CO KGAA towards all parties to this Agreement other than SIG Reinag AG, acting through its general partner (Komplementär) SIG Reinag AG

By: /s/ Prudence Wyllie
Name: Prudence Wyllie
Title: Authorised Signatory

towards SIG Reinag AG, acting through its supervisory board (Aufsichtsrat), represented by the chairman of the supervisory board acting as its authorised representative

/s/ Rolf Stangl
Name: Rolf Stangl
Title: Chairman of the Supervisory Board

SIG COMBIBLOC HOLDING GMBH

By:	/s/ Prudence Wyllie

SIG COMBIBLOC SYSTEMS GMBH

By:	/s/ Prudence Wyllie

SIG BEVERAGES GERMANY GMBH

By:	/s/ Prudence Wyllie

SIG COMBIBLOC GMBH (GERMANY)

By:	/s/ Prudence Wyllie

SIG COMBIBLOC ZERSPANUNGSTECHNIK GMBH

By:	/s/ Prudence Wyllie

SIG INFORMATION TECHNOLOGY GMBH

By:	/s/ Prudence Wyllie

SIG INTERNATIONAL SERVICES GMBH

By:	/s/ Prudence Wyllie

SIG VIETNAM BETEILIGUNGS GMBH

By:	/s/ Prudence Wyllie

SIG COMBIBLOC GROUP AG

By:	/s/ Prudence Wyllie

SIG ALLCAP AG

By:	/s/ Prudence Wyllie

SIG COMBIBLOC (SCHWEIZ) AG

By:	/s/ Prudence Wyllie

SIG SCHWEIZERISCHE INDUSTRIE-GESELLSCHAFT AG

By: /s/ Prudence Wyllie

SIG TECHNOLOGY AG

By: /s/ Prudence Wyllie

SIG ASSET HOLDINGS LIMITED

By: /s/ Prudence Wyllie

SIG FINANCE (LUXEMBOURG) S.AR.L (IN LIQUIDATION)

By: /s/ Prudence Wyllie

SIG HOLDING USA, INC.

By: /s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Assistant Secretary

SIG COMBIBLOC INC.

By: /s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Assistant Secretary

SIG COMBIBLOC LTD. (THAILAND)

By: /s/ Cindi Lefari

The Collateral Agent THE BANK OF NEW YORK MELLON

By: /s/ Catherine F Donohue Vice President

The Secured Local Facility Providers BANK OF AMERICA, N.A., CANADA BRANCH

By: /s/ Derek Mitchell

FIA CARD SERVICES, N.A.

By: /s/ Derek Mitchell

CITIBANK, N.A.

By: /s/ Wayne Beikmann

CITIBANK (CHINA) CO., LTD.

By:

BANCO NACIONAL DE MEXICO, S.A., INTEGRANTE DEL GRUPO FINANCIERO BANAMEX

By: /s/ Guillermo Recendez Malo	/s/ Ing. Francisco Fernández Guajardo
Subdirector	Subdirector

BANK OF AMERICA, N.A.

By: /s/ Derek Mitchell

The Administrative Agent CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By: /s/ Robert Hetu	/s/ Kevin Buddhew
Managing Director	Associate

The Security Trustee CREDIT SUISSE AG

By: /s/ Ian Croft	/s/ Steve Martin
Assistant Vice President	Vice President

Senior Secured Notes Trustee THE BANK OF NEW YORK MELLON

By:	/s/ Catherine F Donohue
Vice President

The HY Noteholders Trustee THE BANK OF NEW YORK MELLON

By:	/s/ Paul Cattermole
Vice President